UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05379

Sprott Focus Trust, Inc.
(Exact name of registrant as specified in charter)

320 Post Road, Suite 230

Darien, Connecticut 06820

(Address of principal executive offices) (Zip code)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202
(Name and address of agent for service)

(203) 656-2400

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

December 31, 2023

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

1 | December 31, 2023

Sprott Focus Trust

Performance (Unaudited)

Average Annual Total Returns
As of December 31, 2023 (%)

Fund	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr	Since Inception	Inception Date
Focus Net Asset Value	11.84	11.22	14.28	7.87	10.99	8.62	9.58
Focus Market Total Return	6.96	13.10	15.17	8.12	10.44	8.36	9.90	11/1/96[1]
INDEX
Russell 3000 TR Index[2]	25.96	8.54	15.16	11.48	13.84	9.67	9.29

1Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund. At the close of business on June 30, 2023, Sprott Asset Management USA Inc. became the investment adviser of the Fund.

2Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance does not predict future performance and that the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2 | December 31, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Whitney George

Dear Fellow Shareholders,

We are pleased to report that for the 12 months ended December 31, 2023, Sprott Focus Trust (FUND) appreciated 11.84% on a net asset value (NAV) basis and 6.96% on a market total return basis. FUND’s performance for 2023, while positive and in line with its own long-term averages, was disappointing on a short-term basis relative to the Russell 3000 Index benchmark’s 25.96% return. At this time last year, we were pleased with a flat annual return for 2022. Ironically, we find ourselves a bit disappointed with FUND’s double-digit positive performance this year. We should remind ourselves that ours is a long-term approach (with a three- to five-year investment horizon) as the general equity markets are just now recovering to the peaks last seen in very early 2022. On January 30, 2024, the S&P 500 Index finally surpassed its January 4, 2022, high. The day before, the Russell 3000 Index matched its two year old peak but the average performance of all its constituents was still down by 7.05% with the median stock down 14.70%. Our three-year returns remain very competitive at 11.22% versus 8.54% for the Russell 3000 benchmark, as do FUND’s 5-year returns at 14.28% versus 15.16% for the benchmark. Overall, we are pleased with our absolute results and our current portfolio positioning.

As expected, 2023 was a notably volatile year for all markets as investors adjusted to a significantly higher interest rate environment. The Federal Reserve’s (Fed) final interest rate increase in this inflation-fighting cycle was in July and by the fourth quarter, markets were aggressively pricing in dramatic rate cuts in 2024. The Fed made 11 rate hikes (or 5.25%) during this cycle as it combatted inflation, which declined from a high of 9% in June 2022 to 3% at year-end 2023, not quite the Fed’s 2% target inflation rate. Fixed income markets ended the year roughly where they started, and equity markets recorded historic returns. What was unexpected was the emergence of Artificial Intelligence (AI) as a dominant investment theme and its surprisingly positive impact on a handful of large-capitalization technology companies with dominant weightings in all the broad equity indices. We believe the market may have gotten a bit ahead of itself in 2023 on both interest rate projections and AI fundamentals expectations. As we begin to reach the anniversary of more benign inflation, data readings may become more difficult and price-earnings multiple expansion more elusive. In contradiction to what markets have already priced in, this may support the Fed policy of sticking with “higher for longer” interest rates.

Throughout 2023, commodities markets and China continued to face challenges, the latter being a critically important market in recent decades. Energy, the most relevant sector for FUND, produced the greatest headwinds to performance after a stellar contribution in 2022. This was especially surprising given the recent turmoil in the Middle East with the outbreak of the Gaza-Israeli conflict. On the other hand, gold continued to do its job as a portfolio diversifier and a safe haven asset, climbing 13.10% for the year, soundly outperforming “safe” fixed income assets. While we did not participate in gold’s performance through our ownership of gold mining equities, which lagged the metal in performance, we are optimistic that gold mining equities will re-link themselves to the physical metal in 2024 after a historic bout of relative underperformance.

Finally, global liquidity stood out as the number one driver for markets in 2023. Continued massive fiscal deficits competed for capital with private markets in all developed markets. A strong U.S. dollar (USD) makes things worse, and a weaker USD lightens the burden on all. We would expect more of the same in 2024 while noting the world is now moving away from the USD as a reserve currency in earnest. Last year, 20% of the world’s oil trading was conducted with currencies other than USD. This bodes well for FUND’s hard asset themes in the long run.

Positioning & Portfolio Activity

Portfolio turnover was very low for FUND in 2023, 14.64% as shown in Figure 3. By comparison, FUND’s turnover was 19.65% in 2022 and 22.00% in 2021. Last year’s low turnover ratio reflects our strong conviction for FUND’s positions. It also reflects the challenges of harvesting portfolio positions in a rising U.S. equity market and then identifying equally attractive new purchases that meet our valuation criteria.

FUND had 36 equity investments at year-end, up from 34 a year ago, as we liquidated one position and initiated three new positions during 2023. Cash was 2.6%, down from 4.0% at mid-year, which we consider relatively fully invested. As shown in Figure 2, the Materials sector was FUND’s greatest exposure at 39.4%. Our long-term investment thesis for mining stocks in both precious and critical metals continues. However, we are mindful of changing dynamics that could necessitate repositioning. Financial Services at 14.8% and Energy at 13.2% comprised the next-largest sector exposures. Eight of the previous period’s 10 largest positions remain, with the current top 10 holdings comprising 45% of net assets, unchanged from mid-year, June 30, 2023, as shown in Figure 1.

Figure 1

Top 10 Positions (% of Net Assets)
Pason Systems Inc.	5.0
Artisan Partners Asset Management, Inc. Class A	4.8
Westlake Corporation	4.7
The Buckle, Inc.	4.7
Nucor Corporation	4.6
Steel Dynamics, Inc.	4.5
Cal-Maine Foods, Inc.	4.4
Reliance Steel & Aluminum Co.	4.4
Berkshire Hathaway Inc. Class B	4.0
Helmerich & Payne, Inc.	3.9
Top 10 Total	45.0

Holdings may vary, and this list is not a recommendation to buy or sell any security.

3 | December 31, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Figure 2

Portfolio Sector Breakdown (% of Net Assets)
Materials	39.4
Financials	14.8
Energy	13.2
Real Estate	8.8
Consumer Discretionary	8.5
Technology	4.7
Consumer Staples	4.4
Industrials	3.6
Cash & Cash Equivalents	2.6
Total	100

At mid-year, we discussed liquidating a small position in Lam Research Corporation and purchasing a starter position in CF Industries Holdings, Inc. In the second half of 2023, the rising equity markets offered relatively few additional opportunities to buy quality at a discount. One portfolio holding, DDH1 Ltd. in Australia, was acquired at a material premium by a larger and more diversified Australian mining services company named Perenti Ltd., paying a combination of cash and shares. While we were disappointed in the low implied price paid to acquire DDH1 Ltd., we cannot argue with the strategic rationale of the acquiror. The enlarged Perenti offers expanded global contract mining services, greater scale with possible ASX 200 Index inclusion and re-weights its business back to the more attractive Australian market, accelerating utilization of Perenti’s accumulated tax losses. The share-for-share exchange enables FUND’s continued ownership of the resulting combined entity, which we believe dramatically undervalues the business.

We initiated new starter positions in two companies toward the end of 2023. The first is a well-known French consumer products company, Société BIC SA (BIC), which derived only 8% of its revenues in France (and 29% in Europe) in 2022. Many of its products will be familiar since 42.7% of sales were in North America. BIC has long been a world leader in stationery lighters and shavers, with well-recognized brands known for quality products at low prices. After reaching a high of €160 per share in August 2015, BIC shares declined to a low of €40 per share during 2020 due to a stale product portfolio, poor acquisitions, declining revenues and operating margins that peaked at 22% in 2015, and then fell to less than 10% in 2020. BIC is controlled by the Bich family, who collectively own more than 63% of voting rights and 47% of shares outstanding. In November 2020, BIC embarked on its new five-year Horizon Strategic Plan to return the business to prominence by becoming more consumer-centric without eroding the strong manufacturing and distribution-led competencies BIC is known for. Early signs of successful execution of specific growth initiatives are reassuring. With BIC’s strong net cash balance sheet and its shares trading at a material discount to our assessment of fair value, risk-reward appears to be very attractive.

Another opportunity came after corporate governance-related issues led to a shake-up of Osisko Gold Royalties’ management and Board of Directors, driving its shares down by more than 30%. Osisko’s gold royalty portfolio was previously highly valued in the market for its high quality, solid growth prospects, concentration in safe mining jurisdictions and strong ESG (environmental, social and governance) performance. Disagreements with the board led Osisko’s CEO to leave the company and led to the eventual resignation of its Chairman. Uncertainty about further shoes to drop prompted investors to sell Osisko and seek gold royalty exposure elsewhere until things settled further. Sprott’s team of gold mining specialists is very familiar with the assets within Osisko’s portfolio and the nuances of its corporate governance challenges and possible resolution, enabling a more measured assessment of risk and reward. This assessment showed Osisko’s valuation near 1.0x estimated net asset value as an attractive opportunity. In relatively short order, board member Norm MacDonald was elevated to Chairman and new CEO Jason Attew was hired. Osisko is now firmly back on track with its growth plans intact and a new management team to drive the return to its premium valuation.

Figure 3

Portfolio Diagnostics
Fund Net Assets	$266 million
Number of Equity Holdings	36
2023 Annual Turnover Rate	14.64%
Net Asset Value	$8.91
Market Price	$8.00
Average Market Capitalization[1]	$3,591 million
Weighted Average P/E Ratio[2,3]	11.18x
Weighted Average P/B Ratio[2]	1.74x
Weighted Average Yield	2.82%
Weighted Average ROIC	22.08%
Weighted Average Leverage Ratio	1.66x
Holdings ≥75% of Total Investments	19
U.S. Investments (% of Net Assets)	73.17%
Non-U.S. Investments (% of Net Assets)	26.83%

1Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which management believes offers a more accurate measure of average market cap than a simple mean or median.

2Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

4 | December 31, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Performance Contributors and Detractors

Figure 4 shows which positions contributed and detracted the most from FUND’s aggregate performance in 2023. Once again, strength during the first half of the year was sustained during the second half as four positions remained as top five contributors.

Figure 4

Top Contributions to Performance Year-to-date through 12/31/2023 (%)[1]
Artisan Partners Asset Management, Inc. Class A	2.29
Thor Industries, Inc.	1.81
Reliance Steel & Aluminum Co.	1.77
Westlake Corporation	1.68
Nucor Corporation	1.53

Top Detractors from Performance Year-to-date through 12/31/2023 (%)[1]
Helmerich & Payne, Inc.	-1.08
Kennedy-Wilson Holdings, Inc.	-0.75
AerSale Corporation	-0.66
Exxon Mobil Corporation	-0.30
Major Drilling Group International Inc.	-0.26
[1]Net of dividends

Top Contributors in 2023

It is interesting to note that our two best performers in 2023 (Artisan Partners and THOR), were our two worst performers in 2022. Artisan Partners Asset Management, Inc. was FUND’s biggest contributor to performance in 2023, adding 2.29% as the continued strength in equity markets helped drive higher average assets under management (AUM) versus mid-year. During Artisan Partners’ first-ever Investor Day held in New York in September, management shared its recipe for success in hiring and developing new investment teams. According to CEO Eric Colson, “The common components are differentiated talent, alignment of interests, customized business support, minimal distractions and patience.” While certain traits may be considered unexceptional in isolation, Artisan’s dogged adherence to each and keen sense of where future market opportunities lie amid a changing investment landscape has driven exceptional business results. Management believes its fixed income business is poised for success next, given this past year’s higher interest rate regime.

Thor Industries contributed 1.81% to FUND’s performance in 2023. European demand for recreational vehicles (RVs) strengthened further during the second half of 2023, partially offsetting ongoing weakness in North American sales. While the macroeconomic environment for manufacturers like Thor is relatively consistent across the globe – higher interest rates, higher inflation, supply chain constraints, geopolitics/war and the myriad of uncertainties they foster – Thor’s flexible business model allows for speedy adaptation to changing market conditions during periods like this. Thor’s excellent management team has performed well through the challenges of previous cycles in similar ways – controlling costs, inventory, pricing and other variables within its control.

FUND’s steel investments contributed meaningfully to its performance results in 2023 as Reliance Steel & Aluminum Co. and Nucor Corporation shares were strong performers, adding 1.77% and 1.53%, respectively. Nucor is the largest steel producer in the United States and has benefited from its large scale and dominant market position serving very large end markets such as non-residential construction and infrastructure. Favorable U.S. government policy initiatives such as the Inflation Reduction Act (IRA), the Bipartisan Infrastructure Law (BIL) and the CHIPS and Science Act have bolstered structural demand drivers that were already underway, leading to abnormally high and sustained steel pricing and profits. Nucor’s cash-rich balance sheet and value-driven capital allocation record should ensure that Nucor shareholders will likely continue to benefit from this prolonged steel upcycle.

Operating a very different business model than Nucor, Reliance Steel & Aluminum is a metals service center company, processing (i.e., changing the shape, size and/or form) and distributing steel and aluminum products to smaller end-market consumers with quick delivery. As a result, Reliance realizes higher through-cycle margins, more stable realized pricing and counter-cyclical free cash flow (FCF) generation. The localized nature of Reliance’s business creates opportunities for it to acquire established regional (typically family-owned) businesses periodically. Reliance has completed 70 such acquisitions since 1974. We spent a day on site researching Reliance subsidiary Yarde Metals in Southington, CT, in November 2023. The tour of its operating facilities and meetings with various levels of Yarde Metals management provided a comprehensive understanding of its business model and competitive advantages in that locale.

Lastly, Westlake Corporation contributed 1.68% and was FUND’s fourth-ranked performer for the twelve months. Westlake compared favorably against its commodity chemical-oriented peers due to its more diverse business. Westlake’s Performance and Essential Materials segment (64% of revenues in Q3 2023) was negatively impacted along with its peers by higher interest rates weighing on demand and lowering global industrial activity. Mitigating this somewhat was Westlake’s structural feedstock and energy cost advantage. The greatest offsetting impact, however, came from its growing Housing and Infrastructure Products (HIP) business, which has much higher and more stable operating margins through the cycle. This diversity in Westlake’s business helped drive its business and share price performance this year.

Top Detractors in 2023

Not all positions impacted performance positively in 2023. Little changed on that side of the ledger since mid-year as Helmerich & Payne, Inc. remained FUND’s top detractor for the full year after its shares fell; it detracted 1.08% from FUND’s performance. It is worth noting that Helmerich & Payne has been a long-term holding of FUND and was its top-performing holding in 2022. As the largest provider of super-spec drilling rigs to the oil and gas

5 | December 31, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

industry in the U.S., cyclically depressed drill rig activity and lower oil and gas prices in 2023 proved too great to overcome, given the difficult energy investing climate. While the short-term outlook is unclear, Helmerich & Payne remains disciplined on rig pricing amid lower industry rig utilization. This should serve margins and returns well in the medium term when the cycle turns upward again, which company management expressed confidence in during its most recent quarterly results call. We share this optimism and maintain faith in Helmerich & Payne’s demonstrated track record of doing what is best for shareholders.

Kennedy-Wilson Holdings , Inc. detracted 0.75% from FUND’s 2023 results, as it was a casualty from the general malaise impacting commercial real estate in general — higher interest rates and increased vacancies in certain sub-segments. The impact of higher interest rates on the net asset values of real estate projects has been universally negative. But for Kennedy-Wilson, there is more to the story. Kennedy-Wilson’s primary exposure is to the healthier multi-family home segment, where demand remains robust. Household formation continues apace and demand for housing exceeds supply growth, mitigating the damage experienced by real estate companies more geared to struggling commercial high-rise and retail property investments. In addition, Kennedy-Wilson has historically invested opportunistically amid previous periods of disruption with great success. Last spring, the mini-banking crisis affecting several California regional banks created one such opportunity. During the third fiscal quarter of 2023, Kennedy-Wilson acquired a $4.1 billion construction loan portfolio from PacWest Bank at a material discount, representing the largest single transaction in its history. This deal is similar to the opportunity in 2011 when Kennedy-Wilson bought a $2.2 billion high-quality loan portfolio secured by 23 assets in London at a discount. With estimated fair values across the sector being negatively impacted in the short term by higher capitalization rates, Kennedy-Wilson is playing the long game by creating opportunities for substantial long-term capital appreciation amid the current disruption.

In our semi-annual shareholder letter, we discussed the underperformance of aviation aftermarket services and sales company AerSale Corporation. Unfortunately, the song remained the same at year-end and this holding detracted 0.66% from FUND’s performance in 2023. Despite achieving key milestones during the year’s second half, AerSale’s share price continued to suffer. Aftermarket flight equipment sales significantly improved, and the Federal Aviation Administration (FAA) finally approved the company’s revolutionary Enhanced Flight Vision System, AerAware. These two positive developments were offset by the sale of a large tranche of 4 million shares by its concentrated private equity shareholder Leonard Green & Partners, which continues to liquidate its holding into each increment of good news. While its sizable stake nearly halved during 2023, Leonard Green & Partners’ remaining approximately 19% ownership stake remains an overhang. The long-term growth opportunity from AerAware could transform its business, unlocking significant value as the technology is deployed.

There were few places to hide in the energy space in 2023 and one of the oil and gas industry’s largest producers, Exxon Mobil Corporation, was a modest detractor, subtracting 0.30% from FUND’s performance in 2023. Growing fears of recession and its impact on demand have kept the price of oil range-bound. At the same time, calls for increased renewable energy over fossil fuels continue to dampen longer-term sentiment. Exxon Mobil has several initiatives in its traditional business and future-facing solutions, such as carbon capture and storage that exemplify its status as an industry leader. Exxon Mobil’s upstream offshore oil development projects in Guyana are key growth assets. They are among the best performing in the world with respect to emissions intensity, outpacing 75% of oil-producing assets globally, according to independent energy consultant Rystad Energy. Other low carbon business initiatives include its recent $5 billion all-stock purchase of Denbury, Inc., which expanded carbon capture and storage opportunities through access to the largest CO2 pipeline network in the U.S. Other investments in lithium, hydrogen, biofuel, and carbon capture and storage will help address climate change and closely align with Exxon Mobil’s competitive advantages and core capabilities.

During the California Gold Rush of the mid-nineteenth century, prospectors needed to buy a pick and a shovel to break rocks in their search for a golden fortune. Often, these efforts went unrewarded, while the companies that sold picks and shovels were more consistently profitable and less risky. The concept still applies in today’s modern mining industry despite great technological advancement in exploration techniques. Drilling services companies such as Major Drilling Group International, Inc. are the modern-day sellers of picks and shovels and are as integral to mineral discovery and production as ever. Its shares languished last year and the holding detracted 0.26% from FUND’s results, as investor interest in mining-related investments paled compared to capital-light technology companies focused on AI. The irony in this comparison is that mining has been the lifeblood of all technological improvements since the beginning of time. Without exaggeration, modern civilization has increasingly relied upon metals and minerals extracted from the earth to provide food, shelter, energy, transportation, and countless industrial and electronic products that make life comfortable. Recent shorter-term movements in the prices of mined materials have driven current investor apathy toward “picks and shovel” plays like Major Drilling. With a slightly longer investment time horizon, we believe an extremely attractive opportunity awaits patient investors to benefit from a strong multi-year upcycle in demand for metals and high-quality drilling services.

Outlook

As 2024 represents a U.S. presidential election year, we assume there will be little appetite for any fiscal restraint in the American political establishment. Record deficits will continue, and a larger government debt pile will need to be financed at higher interest rates. Concurrently, the global appetite for USD, and therefore U.S. Treasury bonds, will likely continue to diminish. Irrespective of what the Fed decides to do with interest rates, new pools of liquidity will be required to prevent further bouts of Treasury market dysfunction. We believe that the Fed’s quantitative tightening program is ending and will likely be replaced with new policies and programs that will have the effect of quantitative easing in all forms but the name. If we are correct, the USD will weaken and inflation will persist above desirable targets. Commodities should do better as the long-term supply-demand fundamentals of the developed world overcome weakened commodity demand from China. We expect that precious metals will once again gain a level of interest from Western investors that already exists in the developing world, particularly Asia. While much of the U.S. economy will continue to struggle if not recede, there will be pockets of strength in industries related to infrastructure and clean energy. The process of de-globalization and de-carbonization will continue to provide attractive opportunities.

6 | December 31, 2023

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

FUND remains well-positioned to capitalize on several well-entrenched yet under-appreciated themes. Our heavy exposure to clean steel, domestic natural gas and precious metals mining should benefit even if we are only partially correct in our economic assessments. FUND’s portfolio, as always, contains a collection of high-quality companies at very attractive absolute valuations and bargain basement prices on a relative basis. Our shares, trading at a 9.74% discount to Net Asset Value at this writing, appear to be a bargain, so we will continue our daily share repurchase program. In 2023, we retired 1,211,710 shares at an average price of $7.97.

Many thanks to the Sprott Team for its daily support, particularly Matt Haynes’ contributions to this letter. And mostly, thank you to all our loyal and patient fellow shareholders. We welcome any questions or comments at any time.

Sincerely,

W. Whitney George

Senior Portfolio Manager

January 30, 2024

7 | December 31, 2023

Sprott Focus Trust

Performance Review (Unaudited)

Growth of $10,000 (as of December 31, 2023)
Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

This chart assumes an initial gross investment of $10,000 made on 10/31/1996. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Russell 3000 Index is a capitalization-weighted index measuring the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Returns include the reinvestment of all dividends. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Calendar Year Total Returns (%)

Year	Fund (NAV)	Year	Fund (NAV)
2023	11.8	2010	21.8
2022	0.1	2009	54.0
2021	22.9	2008	-42.7
2020	6.8	2007	12.2
2019	32.7	2006	15.8
2018	-17.0	2005	13.7
2017	18.5	2004	29.3
2016	24.8	2003	54.3
2015	-11.1	2002	-12.5
2014	0.3	2001	10.0
2013	19.7	2000	20.9
2012	11.4	1999	8.7
2011	-10.5

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 4, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2023 to date.

8 | December 31, 2023

Sprott Focus Trust

History Since Inception (Unaudited)

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

History		Amount Reinvested	Purchase Price[1]	Shares	Nav Value[2]	Market Value[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.15		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.15		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Annual distribution total $0.54		7.965	500	67,448	63,317
2023	Annual distribution total $0.50		7.758	512	75,342	67,647
12/31/23		$7,044		8,456

1The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2Values are stated as of December 31 of the year indicated, after reinvestment of distributions.

3Includes a return of capital.

9 | December 31, 2023

Sprott Focus Trust

Distribution Reinvestment and Cash Purchase Options (Unaudited)

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

Are there tax consequences when participating in Distribution Reinvestment Cash Purchase Plan?

Dividends are taxable regardless of whether you take them in cash or reinvest them in the Fund that pays them out. You incur the tax liability in the year in which the dividends are reinvested.

10 | December 31, 2023

Sprott Focus Trust

Schedule of InvestmentsDecember 31, 2023

See Notes to Financial Statements.

Security Description	Shares	Value
COMMON STOCKS (97.39%)
Consumer Discretionary (7.74%)
Automobiles (3.00%)
Thor Industries, Inc.(a)	67,500	$7,981,875
Specialty Retail (4.74%)
Buckle, Inc. (The)	265,000	12,592,800

Total Consumer Discretionary (Cost $9,405,997)		20,574,675

Consumer Staples (4.42%)
Food Products (4.42%)
Cal-Maine Foods, Inc.	205,000	11,764,950

Total Consumer Staples (Cost $7,682,594)		11,764,950

Energy (13.14%)
Energy Equipment & Services (9.38%)
Helmerich & Payne, Inc.	285,000	10,322,700
Pason Systems, Inc.	1,080,000	13,179,578
Smart Sand, Inc.(b)	750,000	1,447,500
		24,949,778
Oil, Gas & Consumable Fuels (3.76%)
Exxon Mobil Corp.	100,000	9,998,000

Total Energy (Cost $25,121,719)		34,947,778

Financials (14.83%)
Capital Markets (10.81%)
Artisan Partners Asset Management, Inc.(a)	290,000	12,812,200
Ashmore Group plc	1,500,000	4,259,881
Federated Hermes, Inc.	300,000	10,158,000
Value Partners Group Ltd.	5,500,000	1,507,332
		28,737,413
Financial Services (4.02%)
Berkshire Hathaway, Inc.(b)	30,000	10,699,800

Total Financials (Cost $32,331,855)		39,437,213

Industrials (4.38%)
Aerospace & Defense (1.17%)
AerSale Corp.(b)	245,000	3,110,275

Commercial Services & Supplies (0.78%)
Societe BIC SA	30,000	2,081,498

Security Description	Shares	Value
Marine Transportation (2.43%)
Clarkson plc	160,000	$6,454,828

Total Industrials (Cost $9,850,330)		11,646,601

Information Technology (4.73%)
Electronic Equipment, Instruments & Components (3.79%)
Vishay Intertechnology, Inc.(a)	420,000	10,067,400

Semiconductors & Semiconductor Equipment (0.94%)
Cirrus Logic, Inc.(b)	30,000	2,495,700

Total Information Technology (Cost $10,116,267)		12,563,100

Materials (39.38%)
Chemicals (5.93%)
CF Industries Holdings, Inc.	40,000	$3,180,000
Westlake Chemical Corp.(a)	90,000	12,596,400
		15,776,400

Metals & Mining (33.45%)
Agnico Eagle Mines Ltd.	160,000	8,776,000
Barrick Gold Corp.	200,000	3,618,000
Centamin plc	3,200,000	4,066,644
Gemfields Group Ltd.(a)	13,000,000	2,231,516
Major Drilling Group International, Inc.(b)	1,400,000	9,730,953
Nucor Corp.	70,000	12,182,800
Osisko Gold Royalties Ltd.	150,000	2,142,000
Pan American Silver Corp.	240,000	3,919,200
Perenti Ltd.(b)	6,652,336	4,714,564
Reliance Steel & Aluminum Co.	42,000	11,746,560
Schnitzer Steel Industries, Inc.	305,000	9,198,800
Seabridge Gold, Inc.(b)	360,000	4,366,800
Sims Ltd.(a)	13,500	143,145
Steel Dynamics, Inc.	102,500	12,105,250
		88,942,232

Total Materials (Cost $76,571,930)		104,718,632

11 | December 31, 2023

Sprott Focus Trust

Schedule of InvestmentsDecember 31, 2023

See Notes to Financial Statements.

Security Description	Shares	Value
Real Estate (8.77%)
Real Estate Management & Development (8.77%)
FRP Holdings, Inc.(b)	135,000	$8,488,800
Kennedy-Wilson Holdings, Inc.	580,000	7,180,400
Marcus & Millichap, Inc.(a)	175,000	7,644,000
		23,313,200

Total Real Estate (Cost $18,400,800)		23,313,200

TOTAL COMMON STOCKS (Cost $189,481,492)		258,966,149

Repurchase Agreement (2.39%)
Fixed Income Clearing Corporation, 1.6% dated 12/29/23, due 01/02/24, maturity value $6,367,660 (collateralized by obligations of various U.S. Treasury Note, 0.125% due 10/15/26, valued at $6,493,923)		6,366,528

Total Repurchase Agreements (Cost $6,366,528)		6,366,528

Securities Lending Collateral (0.01%)
State Street Navigator Securities Lending Government Money Market Portfolio(c)	20,964	20,964

Total Securities Lending Collateral (Cost $20,964)		20,964

TOTAL INVESTMENTS (Cost $195,868,984)		265,353,641
OTHER ASSETS IN EXCESS OF LIABILITIES (0.21%)		562,124
NET ASSETS – 100.00%		$265,915,765

(a)Security (or a portion of the security) is on loan. As of December 31, 2023, the market value of securities loaned was $43,461,820 The loaned securities were secured with cash collateral of $20,964 and non-cash collateral with a value of $44,742,002. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)Non-Income producing.

(c)Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

12 | December 31, 2023

Sprott Focus Trust

Statement of Assets and LiabilitiesDecember 31, 2023

See Notes to Financial Statements.

ASSETS:
Investments, at value	$258,987,113
Repurchase agreements (at cost and value)	6,366,528
Foreign currencies at value	84,529
Cash	25,527
Receivable for investments sold	222,178
Receivable for dividends and interest	611,767
Receivable for securities lending income	4,596
Total Assets	266,302,238
LIABILITIES:
Obligation to return securities lending collateral	20,964
Payable for investments purchased	335
Payable for investment advisory fee	223,501
Fund shares redeemed	43,903
Audit fees	37,200
Legal fees	5,222
Administration fees	5,450
Accrued expenses	49,898
Total Liabilities	386,473
Net Assets	$265,915,765

NET ASSETS CONSIST OF:
Paid-in capital	$193,312,895
Total distributable earnings	72,602,870
NET ASSETS	$265,915,765

Investments (excluding repurchase agreements), at cost	$189,502,456
Foreign currencies, at cost	$84,670

PRICING OF SHARES
Net Assets	$265,915,765
Shares of beneficial interest outstanding (150,000,000 shares authorized, par value $0.01 per share)	29,847,308
Net Asset Value per share	$8.91

13 | December 31, 2023

See Notes to Financial Statements.

Sprott Focus Trust

Statement of OperationsFor the Period January 1, 2023 Through December 31, 2023

INVESTMENT INCOME:
Dividends(a)	$8,240,084
Interest	133,012
Securities lending income, net of fees	23,363
Total investment income	8,396,459

EXPENSES:
Investment advisory fees (See Note 7)	2,541,762
Custody and transfer agent fees	79,942
Other expenses	74,428
Stockholders reports	73,751
Legal Fees	42,449
Administrative fees	39,208
Audit fees	37,200
Directors’ fees	27,297
Total expenses	2,916,037
Compensating balance credits	(1,534)
Net expenses	2,914,503
Net Investment Income/(loss)	5,481,956

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on investments	10,669,591
Net realized gain/(loss) on foreign currency transactions	(65,414)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	11,391,427
Net change in unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currency	(289)
Net realized and unrealized gain/(loss) on investments and foreign currency	21,995,315
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,477,271

(a)Net of foreign tax withholding in the amount of $158,980.

14 | December 31, 2023

See Notes to Financial Statements.

Sprott Focus Trust

Statements of ChangesDecember 31, 2023

	For the Year Ended Dec. 31, 2023	For the Year Ended Dec. 31, 2022
INVESTMENT OPERATIONS:
Net investment income/(loss)	$5,481,956	$3,856,410
Net realized gain/(loss) on investments and foreign currency	10,604,177	8,947,147
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	11,391,138	(13,614,631)
Net increase/(decrease) in net assets from investment operations	27,477,271	(811,074)

DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(14,703,309)	(15,842,950)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	8,686,747	7,095,171
Shares redeemed	(9,739,029)	(4,934,619)
Net increase/(decrease) from capital share transactions	(1,052,282)	2,160,552
Net increase/(decrease) in net assets	11,721,680	(14,493,472)

NET ASSETS
Beginning of period	254,194,085	268,687,557
End of period	$265,915,765	$254,194,085

15 | December 31, 2023

Sprott Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

For a Share Outstanding Throughout the Periods Presented	For the Year Ended Dec. 31, 2023	For the Year Ended Dec. 31, 2022	For the Year Ended Dec. 31, 2021	For the Year Ended Dec. 31, 2020	For the Year Ended Dec. 31, 2019
Net Asset Value, Beginning of Period	$8.49	$9.07	$8.08	$8.30	$6.69

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.18	0.13	0.16	0.15	0.12
Net realized and unrealized gain/(loss) on investments and foreign currency	0.75	(0.16)	1.57	0.24	1.99
Total investment operations	0.93	(0.03)	1.73	0.39	2.11

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.18)	(0.10)	(0.35)	(0.33)	(0.07)
Net realized gain on investments and foreign currency	(0.32)	(0.44)	(0.41)	(0.22)	(0.39)
Total distributions to Common Stockholders	(0.50)	(0.54)	(0.76)	(0.55)	(0.46)

CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program	0.02	0.01	0.06	0.00 (b)	0.00
Effect of reinvestment of distributions by Common Stockholders(a)	(0.03)	(0.02)	(0.04)	(0.06)	(0.04)
Total capital stock transactions	(0.01)	(0.01)	0.02	(0.06)	(0.04)
Net Asset Value, End of Period	$8.91	$8.49	$9.07	$8.08	$8.30
Market Value, End of Period	$8.00	$7.97	$8.60	$6.90	$7.36

TOTAL RETURN:(c)
Net Asset Value	11.84%	0.08%	22.93%	6.80%	32.67%
Market Value	6.96%	(0.91)%	36.49%	2.86%	36.17%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.15%	0.14%	0.12%	0.18%	0.11%
Expenses prior to balance credits	1.15%	1.14%	1.12%	1.18%	1.11%
Net expenses	1.15%	1.14%	1.12%	1.18%	1.11%
Net investment income/(loss)	2.16%	1.50%	1.70%	2.04%	1.57%
SUPPLEMENTAL DATA:
Net assets applicable to common stockholders, end of period (‘000)	$265,916	$254,194	$268,688	$242,901	$235,322
Portfolio Turnover Rate	15%	20%	22%	35%	30%

(a)Calculated using average shares outstanding during the period.

(b)Represents less than $0.005

(c)The Net Asset Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period using net asset value. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Market Value Total Return is calculated on the same basis, except that the Fund’s market value is used on the purchase and sale dates instead of net asset value.

See Notes to Financial Statements.

16 | December 31, 2023

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2023

1. ORGANIZATION

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager. After March 6, 2015, Sprott Asset Management LP was the investment adviser, and Sprott Asset Management USA Inc., was the sub-adviser of the Fund. During the reporting period, Sprott Asset Management LP was the investment adviser to the Fund from January 1, 2023 to June 30, 2023, and Sprott Asset Management USA Inc. commenced acting as investment adviser to the Fund on July 1, 2023 and continues to serve in such capacity (Sprott Asset Management LP and Sprott Asset Management USA Inc. collectively are referred to as the “Adviser”). On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

At December 31, 2023, officers, employees of Sprott Inc. and its subsidiaries, Fund directors, and other affiliates owned approximately 49% of the Fund.

A. Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

B. Portfolio Valuation and Methodologies

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

C. Fair Value Hierarchy

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).
Level 3 –	significant unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

17 | December 31, 2023

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2023

The following is a summary of the Fund’s investments as of December 31, 2023 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$258,966,149	$—	$—	$258,966,149
Repurchase Agreements	—	6,366,528	—	6,366,528
Securities Lending Collateral	20,964	—	—	20,964
Total	$258,987,113	$6,366,528	$—	$265,353,641

There were no transfers between levels for investments held at the end of the period.

D. Investment Transactions and Related Investment Income

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

E. Expenses

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by the Adviser are allocated equitably.

F. Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned (interest accrued) on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $1,534 for the year ended December 31, 2023.

3. RISKS

A. Common Stock

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

B. Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

C. Foreign Currency

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

18 | December 31, 2023

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2023

D. Metals and Mining Industry Risk

Companies in the metals and mining industry are susceptible to fluctuations in worldwide metal prices and extraction and production costs. In addition, metals and mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which the Fund has exposure.

4. TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

The cost of total investments for Federal income tax purposes was $194,119,193. At December 31, 2023, net unrealized appreciation for all securities was $71,234,448, consisting of aggregate gross unrealized appreciation of $79,419,844 and aggregate gross unrealized depreciation of $(8,185,396).

The tax character of distributions paid to common stockholders during 2023 and 2022 were as follows:

DISTRIBUTIONS PAID FROM INCOME:	2023	2022
Ordinary Income	$7,013,971	$5,414,264
Long-term capital gain	7,689,338	10,428,686
	$14,703,309	$15,842,950

As of December 31, 2023, the tax basis components of distributable earnings included in stockholder’s equity were as follows:

Net unrealized appreciation (depreciation)	$71,233,890
Undistributed long-term capital gain	1,368,980
$72,602,870

As of December 31, 2023, the Fund did not have any post October capital or currency losses.

The difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, and non-REIT return of capital basis adjustments. For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book and tax differences. Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share to the fund. For the year ended December 31, 2023 there were no permanent differences requiring a reclassification between total distributable earnings (losses) and paid-in capital.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2020-2023) and has concluded that as of December 31, 2023, no provision for income tax is required in the Fund’s financial statements.

5. DISTRIBUTIONS

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

6. CAPITAL STOCK

The Fund issued 1,118,253 and 889,667 shares of Common Stock as reinvestments of distributions for the years ended December 31, 2023 and December 31, 2022, respectively.

On June 9, 2023, the Board authorized the Fund to repurchase 5% of shares of the Fund until June 30, 2024. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.

19 | December 31, 2023

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2023

The following table summarizes the Fund’s share repurchases under its share repurchase program for the period ended December 31, 2023 and December 31, 2022:

	For year ended December 31, 2023	For year ended December 31, 2022
Dollar amount repurchased	$9,739,029	$4,934,619
Shares repurchased	1,211,710	563,212
Average price per share (including commission)	7.97	8.68
Weighted average discount to NAV	6.67%	5.09%

7. INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Adviser and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued investment advisory fees totaling $2,541,762 to the Adviser for the period ended December 31, 2023.

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the year ended December 31, 2023, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $36,007,806 and $43,234,951 respectively.

9. LENDING OF PORTFOLIO SECURITIES

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As December 31, 2023, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses). Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

As of December 31, 2023, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$ 43,461,820	$ 20,964	$ 44,742,002	$44,762,966

20 | December 31, 2023

Sprott Focus Trust

Notes to Financial StatementsDecember 31, 2023

The following table presents financial instruments, net of the related collateral received by the Portfolio as of December 31, 2023.

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$43,461,820	$—	$(43,461,820)	$—

(a)Represents market value of loaned securities at year end.

(b)The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of December 31, 2023, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between December 31, 2023 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

21 | December 31, 2023

Sprott Focus Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
of Sprott Focus Trust, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Sprott Focus Trust Inc., (the “Fund”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with custodians. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2024

22 | December 31, 2023

Sprott Focus Trust

Fund’s Portfolio Management, Investment Objectives and Policies and Principal Risks (Unaudited)

Since January 1, 2023, the first day after the Fund’s most recent annual reporting period, there have been no material changes of the Fund’s investment objectives and policies, charter or by-laws, principal risk factors associated with investment in the company and the persons who are primarily responsible for the day-to-day management of the company’s portfolio.

Portfolio Management

W. Whitney George is the portfolio manager of the Fund. He has served as the portfolio manager of the Fund since 2000.

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund. On July 1, 2023, Sprott Asset Management USA Inc. became the investment adviser of the Fund and Sprott Asset Management LP became the sponsor of the Fund.

Investment Objectives and Policies

The Fund’s primary investment goal is long-term capital growth.

The Fund normally invests at least 65% of its assets in equity securities. The Adviser uses a value approach to invest the Fund’s assets in a limited number of domestic and foreign companies. While the Fund is not restricted as to stock market capitalization, the Adviser focuses the Fund’s investments primarily in small-cap companies (companies with stock market capitalizations between $500 million and $2.5 billion) and micro-cap companies (companies with stock market capitalizations below $500 million) with significant business activities in the United States. Stock market capitalization is calculated by multiplying the total number of common shares issued and outstanding by the per share market price of the common stock.

The Fund may invest up to 35% of its assets in direct obligations of the U.S. Government or its agencies and in the non-convertible preferred stocks and debt securities of domestic and foreign companies.

The Adviser uses a value method in managing the Fund’s assets. In selecting equity securities for the Fund, the Adviser evaluates the quality of a company’s balance sheet, the level of its cash flows and various measures of a company’s profitability. The Adviser then uses these factors to assess the company’s current worth, basing this assessment on either what it believes a knowledgeable buyer might pay to acquire the entire company or what it thinks the value of the company should be in the stock market. This analysis takes a number of factors into consideration, including the company’s future growth prospects and current financial condition.

The Adviser invests in the equity securities of companies that are trading significantly below its estimate of the company’s “current worth” in an attempt to reduce the risk of overpaying for such companies. The Adviser’s value approach strives to reduce some of the other risks of investing in small-cap companies (for the Fund’s portfolio taken as a whole) by evaluating various other risk factors. The Adviser attempts to lessen financial risk by buying companies with strong balance sheets. While no assurance can be given that this risk-averse value approach will be successful, the Adviser believes that it can reduce some of the risks of investing in the securities of small-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility. Although the Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad small-cap market declines, it may also potentially have the effect of limiting gains in strong small-cap markets.

Principal Risks

Equity Securities Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. A stock or stocks selected for the Fund’s portfolio may fail to perform as expected. A value stock may decrease in price or may not increase in price as anticipated by the portfolio managers if other investors fail to recognize the company’s value or the factors that the portfolio managers believe will cause the stock price to increase do not occur.

Fixed Income Securities. Up to 35% of the Fund’s assets may be invested in direct obligations of the U.S. Government or its agencies and in non-convertible preferred stocks and debt securities of various domestic and foreign issuers, including up to 5% of its assets in below investment-grade debt securities, also known as high-yield/high-risk securities. There are no limits on the maturity or duration of the fixed income securities in which the Fund may invest.

Two of the main risks of investing in fixed income securities are credit risk and interest rate risk. Below investment-grade debt securities are primarily speculative and may entail substantial risk of loss of principal and non-payment of interest, but may also produce above-average returns for the Fund. Debt securities rated C or D may be in default as to the payment of interest or repayment of principal.

Foreign Investments. The Fund invests a portion of its assets in securities of foreign issuers. In most instances, investments will be made in companies principally based, or whose securities are traded in, the United States or the other developed countries of North America, Europe, Asia, Australia and New Zealand and not in emerging markets countries.

23 | December 31, 2023

Sprott Focus Trust

Fund’s Portfolio Management, Investment Objectives and Policies and Principal Risks (Unaudited)

Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign investments also may be subject to local economic and political risks which might adversely affect the Fund’s ability to realize on its investment in such securities. No assurance can be given that the Adviser will be able to anticipate these potential events or counter their effects.

The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of the foreign securities it purchases, and its foreign investments may be adversely affected by changes in foreign currency rates. Consequently, the risks associated with such investments may be greater than if the Fund did engage in foreign currency transactions for hedging purposes.

Income earned or received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Limited Number of Portfolio Holdings. The Fund generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree.

Sector Risk. To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or materials sectors), the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Securities Lending. The Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a global securities lending program organized and monitored by the Fund’s custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in the Adviser’s judgment, the consideration to be earned from such loans would justify the risk.

Share Price Discount. The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

Small/Mid-Cap Companies. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in larger-cap companies. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies.

Warrants, Rights or Options. The Fund may invest up to 5% of its assets in warrants, rights or options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest in the underlying security. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, market prices of warrants, rights or call options do not necessarily move parallel to the market prices of the underlying securities; market prices of put options tend to move inversely to the market prices of the underlying securities.

24 | December 31, 2023

Sprott Focus Trust

Directors and Officers (Unaudited)

All Directors and Officers may be reached c/o Sprott Asset Management USA, Inc. 320 Post Road, Suite 230, Darien, CT 06820.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
W. Whitney George 1958	Director[1], Senior Portfolio Manager	Since 2015	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc.	1	None
Michael W. Clark 1959	Director	Since 2015	Private Investor since 2023; Partner Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	10	None
Peyton T. Muldoon 1969	Director	Since 2017	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.	10	None
Leslie Barrett 1965	Director	Since 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	10	None
James R. Pierce, Jr. 1956	Director	Since 2015	Retired Since December 2022; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2022.	10	None
Thomas W. Ulrich 1963	President, Secretary, Chief Compliance Officer	Since 2015

Managing Partner, Sprott Inc. group of companies since January 2018, Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); Chief Compliance Officer of Sprott Global Resource Investments Ltd. (October 2012 to December 2022).

Varinder Bhathal 1971	Treasurer	Since 2017

Chief Financial Officer of Sprott Asset Management LP (since December 2018); Managing Partner, Chief Controller & Treasurer of Sprott Inc. (since October 2017); Vice President, Finance of Sprott Inc. (December 2015 to October 2017).

1Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as Chief Executive Officer of Sprott, Inc., the parent company of Sprott Asset Management USA Inc., the Fund’s adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2430.

25 | December 31, 2023

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at December 31, 2023 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of December 31, 2023 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•the Fund’s future operating results

•the prospects of the Fund’s portfolio companies

•the impact of investments that the Fund has made or may make

•the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and

•the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Board authorized a share repurchase program, under which the Fund may purchase up to 5% of its outstanding common shares. The Board of Trustees reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 9, 2023 until December 31, 2024. Any such repurchase would take place at the prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

26 | December 31, 2023

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

Results of Stockholder Meetings

At the annual meeting of stockholders of Sprott Focus Trust, Inc., held on September 18, 2023, stockholders of record as of the close of business on August 4, 2023, voted to approve the following proposal:

Proposal 1: To elect one Director to the Fund’s Board of Directors:
Peyton Tansill Muldoon.

	For	Against	Abstain	Broker Non-Votes
Peyton Tansill Muldoon	24,846,557	67,537	0	0

At the annual meeting of stockholders of Sprott Focus Trust, Inc., held on September 7, 2022, stockholders of record as of the close of business on August 4, 2022, voted to approve the following proposal:

Proposal 1: To elect two Directors to the Fund’s Board of Directors:
Leslie Barrett and Michael Clark.

	For	Against	Abstain	Broker Non-Votes
Leslie Barrett	20,195,500	112,044	0	0
Michael Clark	20,209,858	97,686	0	0

The Director terms of W. Whitney George and James R. Pierce will expire at the shareholders’ meeting in 2024; the Director terms of Leslie Barrett and Michael Clark will expire at the shareholders’ meeting in 2025; and the Director term of Peyton Tansill Muldoon will expire at the shareholders’ meeting in 2026.

Distribution Information

The Fund’s managed distribution policy (“MDP”) is described at the beginning of this Report in the section titled “Managed Distribution Policy.” Under the MDP, the Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under the MDP, the Fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

The 19(a) Notices containing the Fund’s most current distribution information as of December 31, 2023 (as required by a certain exempted regulatory relief the Fund has received) are set forth in the Appendix to this Report.

Shareholders may participate in the Fund’s Dividend Reinvestment Plan. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash. A shareholder may terminate his or her participation in the Fund’s distribution reinvestment plan by contacting his or her broker.

27 | December 31, 2023

Sprott Focus Trust

APPENDIX (unaudited)

2023 19(a) Notices

# SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP
Suite 2600, South Tower
Royal Bank Plaza
200 Bay Street
Toronto, Ontario
Canada M5J 2J1
Tel: (855) 943-8099
Tel: (203) 636-0977

**Notification of Sources of Distributions**
**Pursuant to Section 19(a) of the Investment Company Act of 1940**

## Quarterly Distribution for Sprott Focus Trust, Inc.

**Sprott Focus Trust, Inc. (NASDAQ-FUND)**
**CUSIP 85208J109**

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on March 24, 2023 to stockholders of record at the close of business on March 13, 2023 (ex-dividend on March 10, 2023). The price of shares issued for reinvestment will be determined on March 17, 2023.

| | Distribution Per Share |
|---|---|
| FUND | $0.1254 |

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on March 24, 2023 and for 2023 year-to-date are as follows:

Estimated Allocations as of February 28, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.1254 | $ 0.0265 (21.13%) | $ 0.0292 (23.29%) | $ 0.0347 (27.67%) | $ 0.0350 (27.91%) |

Estimated Allocations for 2023 through February 28, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.1254 | $ 0.0265 (21.13%) | $ 0.0292 (23.29%) | $ 0.0347 (27.67%) | $ 0.0350 (27.91%) |

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

| | Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 2/28/2023)[1] | Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 2/28/2023)[2] | Cumulative Total Return (in relation to NAV for the Fiscal Year through 2/28/2023)[3] | Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 2/28/2023)[4] |
|---|---|---|---|---|
| FUND | 9.63% | 5.58% | 5.89% | 1.39% |

[1] **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended February 28, 2023. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

[2] **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of February 28, 2023.**

[3] **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2022 to February 28, 2023, assuming reinvestment of distributions paid.**

[4] **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2023 to February 28, 2023), as a percentage of the Fund's NAV as of February 28, 2023.**

4835-2559-9838.1

# SPROTT FOCUS TRUST, INC.

Sprott Asset Management LP
Suite 2600, South Tower
Royal Bank Plaza
200 Bay Street
Toronto, Ontario
Canada M5J 2J1
Tel: (855) 943-8099
Tel: (203) 636-0977

**Notification of Sources of Distributions**
**Pursuant to Section 19(a) of the Investment Company Act of 1940**

## Quarterly Distribution for Sprott Focus Trust, Inc.

**Sprott Focus Trust, Inc. (NASDAQ-FUND)**
**CUSIP 85208J109**

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on June 27, 2023 to stockholders of record at the close of business on June 12, 2023 (ex-dividend on June 9, 2023). The price of shares issued for reinvestment will be determined on June 20, 2023.

| | Distribution Per Share |
|---|---|
| FUND | $0.1217 |

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on June 27, 2023 and for 2023 year-to-date are as follows:

Estimated Allocations as of May 31, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.1217 | $ 0.0435 (35.74%) | $ 0.0171 (14.05%) | $ 0.0611 (50.21%) | $ 0.0000 (0.00%) |

Estimated Allocations for 2023 through May 31, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.2471 | $ 0.1050 (42.47%) | $ 0.0463 (18.75%) | $ 0.0958 (38.78%) | $ 0.0000 (0.00%) |

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

| | Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 5/31/2023)[1] | Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 5/31/2023)[2] | Cumulative Total Return (in relation to NAV for the Fiscal Year through 5/31/2023)[3] | Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 5/31/2023)[4] |
|---|---|---|---|---|
| FUND | 6.94% | 6.12% | -4.86% | 3.11% |

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended May 31, 2023. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of May 31, 2023.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2022 to May 31, 2023, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2023 to May 31, 2023), as a percentage of the Fund's NAV as of May 31, 2023.**

4835-2559-9838.1

# SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

**Notification of Sources of Distributions**
**Pursuant to Section 19(a) of the Investment Company Act of 1940**

## Quarterly Distribution for Sprott Focus Trust, Inc.

**Sprott Focus Trust, Inc. (NASDAQ-FUND)**
**CUSIP 85208J109**

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on September 29, 2023 to stockholders of record at the close of business on September 15, 2023 (ex-dividend on September 14, 2023). The price of shares issued for reinvestment will be determined on September 22, 2023.

| | Distribution Per Share |
|---|---|
| FUND | $0.1238 |

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on September 29, 2023 and for 2023 year-to-date are as follows:

Estimated Allocations as of August 31, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.1238 | $ 0.0247 (19.95%) | $ 0.0109 (8.80%) | $ 0.0153 (12.36%) | $ 0.0729 (58.89%) |

Estimated Allocations for 2023 through August 31, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.3709 | $ 0.1297 (34.94%) | $ 0.0572 (15.43%) | $ 0.1111 (29.94%) | $ 0.0729 (19.69%) |

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

| | Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 8/31/2023)[1] | Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 8/31/2023)[2] | Cumulative Total Return (in relation to NAV for the Fiscal Year through 8/31/2023)[3] | Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 8/31/2023)[4] |
|---|---|---|---|---|
| FUND | 9.35% | 5.66% | 6.33% | 4.24% |

[1] **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended August 31, 2023. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

[2] **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of August 31, 2023.**

[3] **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2022 to August 31, 2023, assuming reinvestment of distributions paid.**

[4] **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2023 to August 31, 2023), as a percentage of the Fund's NAV as of August 31, 2023.**

# SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

**Notification of Sources of Distributions**
**Pursuant to Section 19(a) of the Investment Company Act of 1940**

## Quarterly Distribution for Sprott Focus Trust, Inc.

**Sprott Focus Trust, Inc. (NASDAQ-FUND)**
**CUSIP 85208J109**

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on December 28, 2023 to stockholders of record at the close of business on December 14, 2023 (ex-dividend on December 13, 2023). The price of shares issued for reinvestment will be determined on December 21, 2023.

| | Distribution Per Share |
|---|---|
| FUND | $0.1270 |

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on December 28, 2023 and for 2023 year-to-date are as follows:

Estimated Allocations as of November 30, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.1270 | $ 0.0369 (29.06%) | $ 0.0000 (0.00%) | $ 0.0901 (70.94%) | $ 0.0000 (0.00%) |

Estimated Allocations for 2023 through November 30, 2023

| | Distribution Per Share | Net Investment Income | Net Realized Short-Term Gains | Net Realized Long-Term Gains | Return of Capital |
|---|---|---|---|---|---|
| FUND | $ 0.4979 | $ 0.1665 (33.44%) | $ 0.0546 (10.96%) | $ 0.2672 (53.68%) | $ 0.0096 (1.92%) |

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

| | Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 11/30/2023)[1] | Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 11/30/2023)[2] | Cumulative Total Return (in relation to NAV for the Fiscal Year through 11/30/2023)[3] | Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 11/30/2023)[4] |
|---|---|---|---|---|
| FUND | 10.59% | 6.09% | 3.02% | 5.97% |

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended November 30, 2023. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of November 30, 2023.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2022 to November 30, 2023, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2023 to November 30, 2023), as a percentage of the Fund's NAV as of November 30, 2023.**

www.sprott.com

(b)	Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

(a)	(1) The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.

(2) Michael W. Clark is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

(3) Not Applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fiscal Year Ended December 31, 2023	$30,000
Fiscal Year Ended December 31, 2022	$30,000

(b)	Audit-Related Fees

Fiscal Year Ended December 31, 2023	$0
Fiscal Year Ended December 31, 2022	$0

(c)	Tax Fees (tax services rendered include preparation of tax returns)

Fiscal Year Ended December 31, 2023	$7,200
Fiscal Year Ended December 31, 2022	$7,200

(d)	All Other Fees

Fiscal Year Ended December 31, 2023	$0
Fiscal Year Ended December 31, 2022	$0

(e)	(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

(2) No services described in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	The following table indicates the non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and rendered to the Registrant’s investment adviser (and any other controlling entity, etc. – not sub-adviser) for the last two fiscal years.

	Registrant	Investment Adviser
Fiscal Year Ended December 31, 2023	$7,200	$0
Fiscal Year Ended December 31, 2022	$7,200	$0

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Michael W. Clark, Peyton T. Muldoon, James R. Pierce, Jr., and Leslie Barrett are members of the Registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments are included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-Ended Management Investment Companies.

(a)	Not applicable for closed-end investment companies.

(b)	Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Other of Open-End Management Investment Companies.

Not Applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable because the Board of Directors did not approve an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Board has delegated all proxy voting decisions to Sprott Asset Management USA Inc., the investment adviser to the Registrant (the “Adviser”). The Adviser has adopted written proxy voting policies and procedures for itself, the Fund, and any other client accounts for which the Adviser is responsible for voting proxies. From time to time, a vote may present a conflict between the interests of the Registrant’s shareholders, on the one hand, and those of the Adviser, or any affiliated person of the Registrant or the Adviser, on the other. If the Adviser becomes aware of any material conflict of interest in voting proxies with respect to the Registrant, the Adviser shall notify the Board of Directors of the Registrant and request the Board’s recommendations for protecting the best interests of Registrant’s shareholders.

PROXY VOTING POLICY AND PROCEDURES

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When the Adviser has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II.	VOTING GUIDELINES

Generally speaking, the Adviser will vote in favor of the following proxy proposals:

●	Electing and fixing number of directors

●	Appointing auditors

●	Ratifying director actions

●	Changing registered address

●	Authorizing directors to fix remuneration of auditors

●	Approving special resolutions to change the authorized capital of the company to an unlimited number of common shares without par value

We retain the discretion to depart from these polices on any particular proxy vote depending upon the facts and circumstances. We also reserve the right to abstain from voting for any reason we deem appropriate. The voting of proxies are made to uphold our responsibility, as stewards of our clients’ investments, and to engage with company management and/or board members on material business issues, including environmental, social and governance (“ESG”) matters. We believe that doing this will further the long-term economic value of the underlying securities and is in the best interest of our clients. Where there is a conflict of interest between us as Manager or as sub-adviser and a fund (or account), the conflict will be resolved in the best interests of the fund (or account).

We utilize the services of Glass Lewis & Co. (“Glass Lewis”) to assist in voting proxies. Glass Lewis, a global governance solutions provider with expertise in proxy voting and corporate governance issues, provides research and voting recommendations, which augments our internal processes.

If applicable, we will maintain and prepare an annual proxy voting record for any fund for which we act as Manager. The proxy voting record for the annual period ending June 30 each year for each fund, where applicable, will be available free of charge to any investor upon request at any time after August 31 of that year.

In certain cases, proxy votes may not be cast when the Adviser determines that it is not in the best interests of the client to vote such proxies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of March 11, 2024)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
W. Whitney George	Senior Portfolio Manager of Sprott Asset Management USA Inc.; Director of the Registrant	Since March 2015

Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2023)

Other Accounts

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performed-Based	Value of Managed Accounts for which Advisory Fee is Performed Based
Registered investment companies	0	$0	0	$0
Private pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

Conflicts of Interest

The Portfolio Manager has certain oversight responsibility for more than one account. This may create actual, potential or apparent conflicts of interest, as the Portfolio Manager may not be able to devote the same amount of time and attention to each account, or may give preferential treatment of one account over others in terms of allocation of resources or investment opportunities. The Portfolio Manager is subject to the policies and procedures of the Adviser , that are intended to address conflicts of interest relating to the management of multiple accounts, including accounts that have different fee arrangements, and the allocation of investment opportunities. The Adviser reviews investment decisions of its investment personnel, including the Portfolio Manager, for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also compared to determine whether there are any unexplained significant discrepancies. In addition, the Adviser’s procedures relating to the allocation of investment opportunities require that similar client accounts that are managed using the same investment strategy participate in investment opportunities generally based on available cash as a percentage of total assets under management in the account, subject to certain considerations and clients’ respective investment guidelines and restrictions. The Portfolio Manager’s compensation is generally not based on, or linked to, the specific performance of a particular client or the level of assets under management.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2023)

The Portfolio Manager receives a fixed salary, plus a discretionary bonus that is determined based on a variety of factors, including the Portfolio Manager’s contribution to the overall growth of the Sub-Adviser and its affiliates, leadership and other contributions to the Sub-Adviser. The Portfolio Manager’s compensation is not specifically linked to the performance of the Registrant or any other particular client account, or the value of the assets held in the portfolio of the Registrant or any other particular client account.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2023)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Manager, including investments by his immediate family members sharing the same household and amounts invested through any retirement and deferred compensation plans.

Dollar Range of Registrant’s Shares Beneficially Owned

Over $1,000,000

(b)       Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.[1,2]	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[4]
Month #1 January 01 to January 31, 2023	126,951	$8.4797	126,951
Month #2 February 01 to February 28, 2023	173,482	$8.6939	173,482
Month #3 March 01 to March 31, 2023	127,613	$8.4193	127,613
Month #4 April 01 to April 30, 2023	126,055	$8.0924	126,055
Month #5 May 01 to May 31, 2023	113,766	$7.7454	113,766
Month #6 June 01 to June 30, 2023	63,017	$7.8190	63,017
Month #7 July 01 to July 31, 2023	101,296	$8.1844	101,296
Month #8 August 01 to August 31, 2023	42,318	$8.1142	42,318
Month #9 September 01 to September 30, 2023	28,635	$7.6405	28,635
Month #10 October 01 to October 31, 2023	102,654	$7.2669	102,654
Month #11 November 01 to November 30, 2023	146,052	$7.4164	146,052
Month #12 December 01 to December 31, 2023	59,871	$7.7235	59,871
Total	1,211,710		1,211,710

1. The share repurchase program was announced on November 20, 2020.

2. The expiration date of the program was initially December 31, 2021. The Board reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 9, 2023 until June 30, 2024.

3. No plans have expired during the period.

4. No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Securities Lending Activities Income and Fees for Fiscal Year 2023

State Street is compensated for the below-described services from its securities lending revenue split. The tables below show the Fund earned and the fees and compensation it paid to service providers in connections with its securities lending activities during its most recent fiscal year.

Gross income from securities lending activities (including income from cash collateral reinvestment)	$35,315

Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$5,792

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$59

Administrative fees not included in revenue split	—

Indemnification fee not included in revenue split	—

Rebate (paid to borrower)	$6,101

Other fees not included in revenue split	—

Aggregate fees/compensation for securities lending activities and related services	$11,952

Net income from securities lending activities	$23,363

(b)	During the Registrant’s most recent fiscal year to date as of December 31, 2023, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

●	lend available securities to institutions that are approved borrowers

●	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower

●	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account

●	receive and hold, on the fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities

●	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

●	obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement

●	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities

●	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser

●	maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2)	Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes – Oxley Act of 2002. Filed herewith.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date: March 11, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date: March 11, 2024

By:	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer

Date: March 11, 2024